Exhibit 10.24

Debt Settlement Agreement

This agreement is jointly confirmed and signed by Shenzhen Gongwuyuan Network Technology Co., Ltd. and its subsidiaries with the following affiliated parties: Dongguan Zhaofang Industrial Investment Co., Ltd., Dongguan Kexiang Network Technology Co., Ltd., Guoping Xia , Jinwei Wu, Xingbo Wang, Yifang Yunchuang (Dongguan) Digital Technology Co., Ltd., Dongguan Chinflux Mandarin Hotel Co., Ltd., Guangdong Yifang Zibengongyuan Industrial Operation Management Co., Ltd., Daoning Xia, Antelope Holdings (Chengdu) Co., Ltd., Xiaojun Wang, Shenzhen Zhanxing Network Technology Co., Ltd., Shenzhen Zhaofang Industrial Development Co., Ltd., Guangdong Yifang Investment Group Co., Ltd, Guangdong Wuba Commercial Investment Management Co., Ltd., Dongguan Masheng Industry Park Investment Co., Ltd., Weilai Zhang, and Liping Huang.

Given:

(1) As of November 21, 2024, Gongwuyuan Network and its subsidiaries have extended loans totaling RMB 17,070,773.77 to the aforementioned related parties;

(2) As of November 21, 2024, the aforementioned related parties have collectively extended loans totaling RMB 13,233,259.11 to Gongwuyuan Network and its subsidiaries;

(3) The details of the creditor and debtor amounts are as follows:

Gongwuyuan Main Company	Related Party	Accounts Receivable	Accounts Payable
01 - Gongwuyuan Network	Dongguan Zhaofang Industrial Investment Co., Ltd.	305,488.00
01 - Gongwuyuan Network	Dongguan Zhaofang Industrial Investment Co., Ltd.	856,400.00
01 - Gongwuyuan Network	Dongguan Kexiang Network Technology Co., Ltd.	342,495.12
01 - Gongwuyuan Network	Guoping Xia	1,861,505.00
01 - Gongwuyuan Network	Jinwei Wu	150,000.00
05-Yifang	Guoping Xia	8,713,048.06
19-Jushangyue	Guoping Xia	2,256,337.59
05-Yifang	Dongguan Kexiang Network Technology Co., Ltd.	26,500.00
05-Yifang	Dongguan Zhaofang Industrial Investment Co., Ltd.	1,750,000.00
19-Jushangyue	Dongguan Zhaofang Industrial Investment Co., Ltd.	500,000.00
02-Zheng Kong Fu	Xingbo Wang	9,000.00
05-Yifang	Xingbo Wang	300,000.00
15-Jiangxi Huizhong	Xingbo Wang		1,185.40
01 - Gongwuyuan Network	Yifang Yunchuang (Dongguan) Digital Technology Co., Ltd.		19,000.00
01 - Gongwuyuan Network	Dongguan Chinflux Mandarin Hotel Co., Ltd.		4,000.00
01 - Gongwuyuan Network	Guangdong Yifang Zibengongyuan Industrial Operation Management Co., Ltd.		258,000.00
01 - Gongwuyuan Network	Daoning Xia		1,485,314.52
01 - Gongwuyuan Network	Antelope Holdings (Chengdu) Co., Ltd.		2,225,000.00
01 - Gongwuyuan Network	Antelope Holdings (Chengdu) Co., Ltd.		316,297.19
01 - Gongwuyuan Network	Xiaojun Wang		1,500,000.00
01 - Gongwuyuan Network	Dongguan Chinflux Mandarin Hotel Co., Ltd.		834,470.90
01 - Gongwuyuan Network	Shenzhen Zhanxing Network Technology Co., Ltd.		17,000.00
01 - Gongwuyuan Network	Shenzhen Zhaofang Industry Development Co., Ltd.		458,000.00
01 - Gongwuyuan Network	Guangdong Yifang Investment Group Co., Ltd		210,000.00
01 - Gongwuyuan Network	Guangdong Wuba Commercial Investment Management Co., Ltd		450,000.00
01 - Gongwuyuan Network	Dongguan Masheng Industrial Park Investment Co., Ltd.		52,000.00
01 - Gongwuyuan Network	Weilai Zhang (chairman of Baiya)		2,435,715.93
01 - Gongwuyuan Network	Liping Huang		860,564.00
01 - Gongwuyuan Network	Dongguan Zhaofang Industrial Investment Co., Ltd.		348,628.08
05-Yifang	Daoning Xia		50,000.00
05-Yifang	Dongguan Chinflux Mandarin Hotel Co., Ltd.		300,000.00
13-Nanchang Gongwuyuan	Jinwei Wu		140,000.00
13-Nanchang Gongwuyuan	Jinwei Wu		132,408.00
14-Nanchang Branch Office	Xiaojun Wang		53,380.84
19-Jushangyue	Dongguan Masheng Industrial Park Investment Co., Ltd.		355,000.00
19-Jushangyue	Dongguan Chinflux Mandarin Hotel Co., Ltd.		150,000.00
26-Pengze	Weilai Zhang		577,294.25
	Total	17,070,773.77	13,233,259.11

(4) After friendly negotiations and mutual agreement between Gongwuyuan Network, its subsidiaries, and the aforementioned related parties, it has been agreed that the related parties will offset debts totaling RMB 13,233,259.11 with equivalent creditor rights of RMB 13,233,259.11. Following this settlement, the remaining debt amount of RMB 3,837,514.66 will be assumed by Xia Guoping.

(5) After this debt settlement, Gongwuyuan Network will have accounts receivable from the related party Xia Guoping amounting to RMB 3,837,514.66, while the debts of the other related parties will be fully settled.

1.	Effectiveness and Termination

1.1.	This Agreement shall become effective upon being signed and sealed by all parties.

2.	Confidentiality

2.1.	The existence and content of this Agreement shall be deemed confidential information. All parties shall adhere to the confidentiality obligations stipulated in this Agreement and shall not disclose any part of the confidential information to any entity or individual until such information is lawfully disclosed.

2.2.	Except for employees of the party or its affiliates, lawyers, accountants, or other advisors (collectively referred to as “Permitted Disclosees”) who need to know the confidential information to perform their duties, no party shall disclose any confidential information to any third party or individual. Furthermore, such Permitted Disclosees must have signed a written confidentiality agreement, with terms no less stringent than those stipulated in this clause.

3.	Taxes and Expenses

3.1.	The parties agree that any taxes arising from the debt settlement under this Agreement shall be borne separately by each party in accordance with applicable laws and regulations.

3.2.	Each party shall bear its own costs and expenses incurred in negotiating, drafting, executing, and performing this Agreement.

4.	Governing Law and Dispute Resolution

4.1.	The formation, validity, interpretation, and performance of this Agreement shall be governed by the laws of the People’s Republic of China.

4.2.	Any disputes arising from or related to this Agreement shall first be resolved through friendly negotiation. If no resolution is reached, any party may submit the dispute to the competent People’s Court at the location where this Agreement is signed.

5.	Miscellaneous

5.1.	For any matters not addressed in this Agreement, the parties may enter into supplementary agreements. Attachments and supplementary agreements constitute an integral part of this Agreement and shall have the same legal effect.

5.2.	This Agreement is executed in 19 counterparts, each with equal legal effect. Gongwuyuan and its subsidiaries shall hold one copy, and each of the 18 related parties shall hold one copy.

Related Party (Seal):	Gongwuyuan and its Subsidiaries (Seal):

(Signature page, no text)